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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 20, 2002


                           PINNACLE DATA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

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                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       0-28483                                          31-1263732
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(Commission File Number)                    (I.R.S. Employer Identification No.)


 6600 Port Road, Groveport, Ohio                                  43125
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code:          (614) 748-1150



                                    NO CHANGE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), selected Deloitte & Touche LLP as the Company's new independent accountants effective March 20, 2002. The selection was based upon the recommendation of the Company's Audit Committee and was made by the Board of Directors. Prior to the date of the selection, the Company did not consult with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Deloitte & Touche LLP on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and Hausser + Taylor LLP or otherwise a reportable event (both as described in Item 304(a)(1)(iv) of Regulation S-B and its related instructions). The Company requested that Deloitte & Touche LLP review the foregoing disclosure prior to the date the same was filed by the Company with the Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PINNACLE DATA SYSTEMS, INC.



Date: March 25, 2002                By:      /s/      John D. Bair
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                                           John D. Bair
                                           President and Chief Executive Officer